Exhibit 10.23

CONFIDENTIAL TREATMENT REQUESTED

NON-EXCLUSIVE DISTRIBUTION AGREEMENT

between

DEXCOM, INC.

and

RGH Enterprises, Inc.

Dated April 30, 2008

***** CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS

NON-EXCLUSIVE DISTRIBUTION AGREEMENT

THIS NON-EXCLUSIVE DISTRIBUTION AGREEMENT (the “Agreement”) is made April 30, 2008 by and between DexCom, Inc., a Delaware corporation, with a principle place of business at 6340 Sequence Drive, San Diego, California 92121 (the “Company”) and RGH Enterprises, Inc., an Ohio corporation with a principle office at 1810 Summit Commerce Park, Twinsburg, Ohio 44087 (the “Distributor”). The Company and the Distributor are referred to individually as a “Party” and collectively as the “Parties”.

The Parties hereby agree as follows:

1.	Definitions and Interpretation

1.1	Definitions

1.1.1	“Customer” means the end-user patient to which the Distributor sells the Products;

1.1.2	“Effective Date” means April 30, 2008, being the date upon which this Agreement is deemed to commence;

1.1.3	“Intellectual Property Rights” means any rights with respect to any intellectual property including but not limited to rights with respect to or under or pursuant to any patents, trademarks, copyrights, know-how and trade secrets;

1.1.4	“FOB Shipping Point” means freight on board the place from which the Company ships the Products to the Distributor;

1.1.5	“Price” means the Price identified in Schedule 1, as amended from time to time in accordance with Section 6.1, below;

1.1.6	“Products” means the Products identified in Schedule 1, as amended from time to time in accordance with Section 6.1, below; and

1.1.7	“Territory” means United States of America.

1.2	Interpretation

1.2.1	The words “include”, “including” and “in particular” shall be construed as being by way of illustration only and shall not be construed as limiting the generality of any foregoing words.

1.2.2	Any references to Recitals, Section or Schedules are to provisions of and Schedules to this Agreement.

1.2.3	Section and paragraph headings are inserted for ease of reference only and shall not affect construction.

DexCom Confidential

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1.2.4	Words denoting one gender include all genders; words denoting individuals or persons include corporations and trusts and vice versa; words denoting the singular include the plural and vice versa; and words denoting the whole include a reference to any part thereof.

1.2.5	References to this Agreement mean this Agreement as the same may be amended, notated, modified or replaced from time to time with the agreement of the Parties.

2.	Appointment of Distributor, Additional Products and Relationship.

2.1	The Company appoints the Distributor to be its non-exclusive distributor in the Territory for the Products and the Distributor hereby accepts such appointment subject to the terms of this Agreement. The Company reserves the right to appoint other non-exclusive distributors and agents in the Territory for the Products. The Company also reserves the right to market and sell the Products directly to Customers in the Territory.

2.2	The Company may from time to time at its discretion offer additional products to the Distributor for inclusion in this Agreement. If the Distributor accepts those products, Schedule 1 of this Agreement will be amended and signed by authorized representatives of the Parties and thereafter such products shall be treated as the Products.

3.	Relationship of Independent Contractor, Expenses, No Agency or Authority.

3.1	The Distributor is and shall act as an independent contractor, and not as a partner, co-venturer, agent, employee, franchisee or representative of the Company. No partnership, joint venture, agency or employment is intended between Company and Distributor.

3.2	Except as may be specifically provided for in this Agreement, the Distributor shall be responsible for any and all expenses incurred by Distributor in the performance of Distributor’s duties under this Agreement.

3.3	Nothing in this Agreement shall be construed as giving Distributor authority to enter into obligations on the Company’s behalf or to act as the Company’s agent for any purpose; nor shall the Distributor hold itself out as having any such authority.

4.	Duties of Distributor

4.1	The Distributor hereby agrees:

4.1.1	to maintain a properly trained and equipped sales force for the Products, including but not limited to making its sales personnel available to the Company for training in the use and sale of the Products and coordination of sales efforts;

4.1.2	to maintain such ordering, billing and filling of customer orders, facilities and personnel as the Company may reasonably specify;

DexCom Confidential

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4.1.3	to contact the Company for technical or repair services required;

4.1.4	to promptly notify the Company in writing of each new Customer per Schedule 3;

4.1.5	to implement such mutually agreed upon promotional programs as the Company may reasonably specify;

4.1.6	to comply with such good practices as the Company may reasonably specify in respect of storage, handling, distribution and sale of the Products;

4.1.7	to leave in position and not cover, alter (unless authorized to do so in writing by the Company), remove or erase any notices, warnings, instructions, marks (including without limitation, notices that a patent, trademark, design or copyright or other Intellectual Property Right relating to the Products that is owned by the Company or a third party) or any other writing which the Company may place on or affix to the Products. To maintain the integrity of the Products, the Company has approval on all repackaging configurations the Distributor may utilize in regard to the Products;

4.1.8	to not use any trade or service mark which is confusingly similar to any trade or service mark used by the Company;

4.1.9	to not infringe upon or otherwise use any Intellectual Property Rights of the Company;

4.1.10	not to do anything to bring the Company or the Products into disrepute;

4.1.11	to provide such information about sales of the Products, the markets for them and competitive market share activity as the Company may reasonably request and Distributor is not prohibited from providing;

4.1.12	to promptly notify the Company of all incidents, potential events or complaints relating to the Products, and to comply with all reasonable directions of the Company, whether regarding the handling of specific incidents, events or complaints in the Territory, or regarding the continued sale of the Products in the Territory in the light of any other incident, event, complaint or information otherwise reported to the Company;

4.1.13	to ensure that it and its employees conform(s) with all legislation, rules, regulations and statutory requirements existing in the Territory from time to time in connection with the Products;

4.1.14	to meet with representatives of the Company at least quarterly to discuss promotional programs and to implement such promotional programs as the Company may reasonably specify;

DexCom Confidential

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4.1.15	to provide advertising and sales representation for local and regional trade shows where the Distributor has representatives, and to provide an annual list of shows to be attended by the Distributor;

4.1.16	not to provide any warranty with respect to the Products other than the Company’s warranty;

4.1.17	to obtain and maintain reasonable amounts of insurance to protect it and its employees and agents for loss or damage of inventory, property damage or any other claims arising out of or in any way connected with the acts or omissions of Distributor, its agents or employees, and other insurance which may be required in the Territory and to provide evidence of such insurance to the Company from time to time at the Company’s request;

4.1.18	to appoint any sub-distributor or sub-agent only with the prior written approval of the Company, with the exception of a wholly owned subsidiary of RGH Enterprises, Inc.;

4.1.19	to provide all reasonable assistance to the Company to ensure the successful performance of this Agreement;

4.1.20	[Reserved]

4.1.21	to provide to the Company Product information with Customer name, Customer address (including city, state and zip code), Customer phone number, prescribing physician name, prescribing physician city, prescribing physician state, prescribing physician zip code, prescription from physician, payer name, date of sale, product sold and serial number as defined in Schedule 3. Distributor hereby agrees to establish and maintain a tracking system in compliance with the Safe Medical Device Act and the FDA Regulation (21 CFR 821) as amended to enable the Products to be promptly located within commercial distribution. The Distributor agrees to provide the Company with device tracking and sales tracing information, at such times as the Company may reasonably request, in order to demonstrate the effectiveness of the tracking systems in accordance with Schedule 3. The device tracking records shall not be discarded or destroyed without prior written consent from the Company;

4.1.22	not to alter or damage any Products;

4.1.23	not to sell any Products which are altered, damaged, or contaminated or which have been removed from their original packaging

4.1.24	to comply with the Company’s standard ordering methods, as set forth on Schedule 2;

4.1.25	to obtain Products and supplies related to the Products only from the Company;

DexCom Confidential

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4.1.26	in relation to the Products, not to seek Customers outside the Territory or establish any branch or maintain any distribution depot outside the Territory;.

4.1.27	to maintain medical, financial, billing and administrative records concerning Customers to whom Distributor sells Products and to keep these records for at least 7 years from the date Distributor sold the Products, which will be made available to the Company upon written request; and

4.1.28	within three business days following the last day of each month, to provide sell-through reports (which reports shall include data concerning the number of sales and corresponding sales price), sales return reports and warranty replacement reports.

5.	Duties of the Company

5.1	The Company hereby agrees:

5.1.1	to provide Distributor and Distributor’s Customers technical assistance and support for the Products via access to the Company’s technical services telephone line at such times as the Company shall determine in its sole discretion;

5.1.2	to attend regional sales meetings and national conventions as reasonably requested by the Distributor; and

5.1.3	to provide training classes for the Distributor’s sales and internal Product support personnel on the Products as requested by the Distributor and agreed to by the Company.

6.	Prices and Terms

6.1	The Prices for the Products will be as set out on Schedule 1. Such Prices may be increased from time to time by the Company provided it gives the Distributor not less than [*****] days prior written notice of such increases.

6.2	The Products will be supplied FOB Shipping Point freight prepaid. Distributor shall be responsible for all applicable sales taxes.

6.3	The Distributor shall inspect all Products upon delivery and must notify the Company of any missing, damaged or defective Products within [*****] days of delivery. The Company shall not be liable to the Distributor for any such damaged, missing or defective Products not reported within such [*****] day period. In any event, the Company’s liability in respect of any Product shall be limited at the Company’s option to replacement of the Product in question or repayment of the Price for that Product.

DexCom Confidential

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6.4	All invoices submitted by DexCom, Inc. to the Distributor shall be payable within [*****] days after the date of such invoice. If the Distributor fails to pay or procure payment of the full amount when due, and without in any manner excusing such violation, the Distributor agrees to pay the Company interest at the greater of: (i) a rate of [*****]% per month; or (ii) the highest rate legally permissible on the amount (including interest) due and owing to the Company, from the date the payment is due. The Distributor also agrees to pay all collection costs, expenses and reasonable attorney fees for collection of any amount due and unpaid. Without prejudice to any of its other rights, the Company may withhold shipments of the Products if the Distributor has not paid an invoice when due.

6.5	The Distributor shall bear the cost of any sales, excise or other taxes imposed by any governmental authority unless appropriate tax exemption certificate or resale certificate is provided to the Company prior to shipment.

6.6	The Distributor shall establish and maintain creditworthiness with the Company, which shall be established prior to the effective date of this Agreement in the sole judgment of the Company, based on the Company’s review of Distributor’s credit references.

7.	Supply of Products and Promotional Literature

7.1	Subject to availability, the Company shall use its reasonable efforts to supply the Distributor’s requirements for the Products. No order shall be effective until approved and accepted in writing by the Company. The Company may, in its sole discretion, reject or cancel any order for any or no reason and the Company shall incur no liability of any kind for such action or for any delay or failure of delivery or performance.

7.2	Nothing in this Agreement shall prevent the Company from selling or supplying Products to third parties in or outside the Territory.

7.3	The Company will provide [*****] the quantities of each piece of available literature as set out on Schedule 1 and shall give reasonable assistance to the Distributor. If the Company determines that the Distributor’s requests for literature are in excess of the quantities set out on Schedule 1, the Company and the Distributor shall mutually agree upon a fee schedule for literature.

7.4	The Distributor hereby agrees that if it makes reference to or statements about the Products in the Distributor’s own catalogues, promotional literature, advertisements or the like:

7.4.1	it will inform the Company in advance and take such steps as the Company may reasonably require to ensure the accuracy of any such references or statements; and

7.4.2	it will incorporate such references to the Company and to the Company’s patents, trademarks, copyrights and other Intellectual Property Rights as the Company may reasonably require.

DexCom Confidential

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7.5	Nothing in this Agreement shall require the Company to give the Distributor any right of priority over the Company’s other distributors or customers.

7.6	Nothing in this Agreement shall prevent the Company from ceasing to make or sell all or any of the Products at any time; or from modifying or replacing any of the Products at any time; or making or selling products which are competitive with the Products; all with a 30 day written notice to the Distributor.

8.	Confidentiality

8.1	Confidential Information shall mean all information, whether written or verbal, supplied by one Party to the other Party, or to which a Party has access including all written material, product samples, specifications, drawings, designs, plans, layouts, procedures, computer programs, models, prototypes, business plans, financial information, customer lists or other information of any description belonging to a Party or in the other Party’s possession.

Company shall not issue or make, or cause to have issued or made, any public release, announcement, advertisement, or marketing materials, concerning its agreement with RGH or any of the transactions contemplated by this Agreement without the advance approval in writing of the form and substance thereof by RGH; provided, however, that Company may issue a public release or announcement as required by law.

8.2	Without prejudice to the generality of the foregoing, no obligation of confidentiality or non-use shall apply at any time to information which:

8.2.1	is in the public domain at the time of disclosure;

8.2.2	comes into the public domain, other wise than by reason of the act or omission of the Party who receives the same (the “Recipient”);

8.2.3	is supplied to the Recipient by a third party having a legal right to do so;

8.2.4	can be proved to the reasonable satisfaction of the other Party to have been developed independently by the Recipient without resort to the disclosure; or

8.2.5	the Recipient is obligated to disclose by law or by any body having the force of law, provided that such Recipient shall provide the disclosing party with prompt written notice of any such request or requirement so that the disclosing party may seek a protective order, confidential treatment or other appropriate remedy.

8.3	The Company and the Distributor agree that it is for their mutual benefit for the other Party to receive the Confidential Information, accordingly the Parties agree that it shall:

8.3.1	maintain in confidence the Confidential Information and will only use the information as required under this Agreement;

8.3.2	not disclose such Confidential Information to any third party who is not bound by this Agreement other than properly authorized officers, employees or agents of the Party who are required to receive the Confidential Information on a need-to- know basis for implementing this Agreement;

DexCom Confidential

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8.3.3	not copy or duplicate or in any way reproduce or replicate the Confidential Information except as needed to implement this Agreement.

9.	Health Insurance Portability and Accountability Act (HIPAA) Compliance. The Parties agree to comply with the Health Insurance Portability and Accountability Act (“HIPAA”). The Distributor agrees to keep any protected health information including, but not limited to, the identity of the customers, their medical records and other related confidential medical information, in confidence. Distributor shall comply in all material respects with all applicable Federal and local laws and regulations regarding the privacy of individually identifiable health information (including its collection, use, storage, and disclosure), including, but not limited to, the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and the regulations promulgated thereunder, as may be amended from time to time. Distributor will use all reasonable efforts to protect the privacy and security of Patient Data and will require its business partners to do so also.

10.	Intellectual Property Rights

10.1	Nothing in this Agreement shall be construed as giving the Distributor any license or right to any Intellectual Property Rights belonging to the Company.

10.2	The Distributor shall resell the Products only in the original packaging for the Products and shall not alter such packaging or labelling without the Company’s prior written consent.

10.3	The Distributor shall comply with all reasonable requests by the Company with regard to identification of the Company’s Intellectual Property Rights and the like on any promotional material prepared by the Distributor in connection with the Products.

11.	Duration of Agreement

11.1	Subject to the following provisions, this Agreement shall be deemed to commence on the Effective Date and shall extend for a period of one year, which shall automatically renew for successive one year renewal periods (the “Term”), provided that either Party may terminate by not less than [*****] prior written notice to that effect given by either Party. The Parties may at any time agree in writing to extend the Term or to renew this Agreement.

11.2	The Company may terminate this Agreement immediately, by providing written notice to the Distributor, in the event of any of the following events:

11.2.1	the Distributor is in breach of this Agreement and has not remedied such breach within [*****] of receiving written notice from the Company to do so, or within [*****] with respect to Section 4.1.28 of this Agreement;

11.2.2	the effective control of the Distributor shall change; or

DexCom Confidential

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11.2.3	the Distributor shall become insolvent or have a receiver appointed of its business or go into liquidation (except for the purposes of amalgamation or reorganization).

12.	Consequence of Termination

12.1	If for any reason this Agreement shall be terminated:

12.1.1	the Distributor will promptly pay all outstanding unpaid invoices rendered by the Company in respect of the Products which shall become immediately due and payable by the Distributor, and in respect of Products ordered prior to termination but for which an invoice has not been submitted, the Distributor shall pay immediately upon submission of the invoice;

12.1.2	except insofar as is reasonably necessary, the Distributor shall cease forthwith to use the Company’s remaining stocks of the Products for which the Distributor has paid in name or to promote or market the Products or to make any use of the Company’s Intellectual Property Rights;

12.1.3	termination or expiration of this Agreement for whatever reason shall not entitle the Distributor to any compensation or indemnity in respect of such termination or expiry except to the extent that the governing law of this Agreement provides for such compensation or indemnity; and

12.1.4	the Distributor will, free of charge, return to the Company all tangible know-how and confidential information, promotional material, and all other literature and merchandise of any description relating to the Products or the Company’s business and shall cease to use any of the Company’s Intellectual Property Rights except as and to the extent necessary to sell any of the Products which the Distributor has in its inventory.

12.2	Termination of this Agreement shall not prejudice the rights and remedies of either Party against the other in respect of any antecedent claim or breach of this Agreement, except that neither Party shall be entitled to claim damages against the other for termination of this Agreement pursuant to Section 11. The provisions of Sections 3, 8, 9, 10, 12, 13, and 15 shall survive the termination of this Agreement.

13.	Indemnification

13.1	The Distributor shall indemnify, defend and hold harmless the Company from and against all claims, demands, losses, expenses (including, but not limited to attorney fees) and liability from:

13.1.1	losses relating to liability of the Distributor as an employer for claims by the Distributor’s employees or agents;

DexCom Confidential

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13.1.2	injury to persons or damage to property caused by the acts, omissions or negligence of the Distributor or its agents in the sale, transportation, or possession of the Products; and

13.1.3	any claim arising from warranties made by the Distributor different from or in addition to those made in writing by the Company.

13.1.4	for any special, incidental, consequential or indirect damages arising from or in relation to this agreement. This limitation shall apply even if such party has been advised or is aware of the possibility of such damages.

13.2	Company shall hold Distributor harmless and indemnify Distributor, its affiliates, agents and employees from any third party claims, suits, losses and expenses, including attorney fees and costs; provided that such claim, suit, loss or expense is attributable to bodily injury, emotional injury, diminished mental capacity, sickness, disease, or death, or injury to property that is caused by the negligence or intentional acts of Dexcom, its affiliates, agents, employees, subcontractors or suppliers.

14.	Returned Products

Prior authorization from the Company is required before a return of any Product will be accepted. Contact the Company’s customer service at 877-339-2664. The Company accepts no responsibility for Product returned without prior authorization. The Company will provide full credit for Product shipped in Company error, damaged or defective when shipped including applicable shipping charges. No partial case quantities will be accepted. Any unauthorized returned Product will be returned at the Distributor’s expense.

15.	Mutual Representations And Warranties

15.1	Law, Licenses, and Permits. Distributor and Company are in compliance with any and all laws and regulations governing the sale of the Products and has all licenses and permits necessary to represent the Products in the Territory. Distributor and Company further represent and warrant that the solicitation and sale of Company’s Products under this Agreement will not violate any law or regulation, including any law or regulation governing the sale of Products in the Territory.

15.2	Organization/Power/Authority. Distributor, if other than an individual, and Company are duly organized and existing and in good standing under the laws of the state and country of its organization and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated, or such business is now conducted. Distributor and Company have full power and authority to provide the services specified herein and all corporate and other proceedings necessary to be taken by Distributor and Company, respectively, in connection with the transactions provided for by this Agreement and necessary to make the same effective have been duly and validly taken, and this Agreement has been duly and validly executed and delivered by Distributor and Company, respectively, and constitutes a valid and binding obligation of Distributor and Company, respectively, in accordance with their terms subject to the laws regarding creditors rights, bankruptcy and general principles of equity.

DexCom Confidential

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15.3	Non-Breach, Etc. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Distributor and Company will not (a) violate or breach Distributor’s or Company’s Articles of Incorporation or Organization or Bylaws as applicable, (b) result in a breach of any of the terms or conditions of, or constitute a default under, any mortgage, note, bond, indenture, agreement, license or other instrument or obligation to which Distributor or Company are now a party or by which it or any of its properties or assets may be bound or affected, or (c) violate any order, writ, injunction or decree of any court, administrative agency or governmental body in any respect, the violation or breach of which would prevent the Distributor or Company from consummating the transactions contemplated herein or have a material adverse effect on the business financial or otherwise of the Company.

15.4	Consents. Distributor and Company are not and will not be required to give any notice to or obtain any consent from any person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the transactions contemplated hereby.

15.5	Compliance with Law. Distributor and Company represents that it will comply with all applicable local, state and federal laws and regulations.

16.	General Provisions

16.1	Notice. Any notice or other communication required or permitted to be given under this Agreement shall be properly served only if it is in writing addressed as set out below. Notice may be sent by any of the following methods: (i) personal delivery; (ii) nationally recognized overnight courier service; (iii) U.S. Postal Service certified or registered mail, return receipt requested, postage prepaid. Service shall be deemed to have been duly given on the date of delivery. Either party may change the names, addresses and facsimile numbers for receipt of notice by complying with this Section 16.1.

If to the Company:	DexCom, Inc.
6340 Sequence Drive
San Diego, CA 92121
Attn: President

With a copy to	DexCom, Inc.
6340 Sequence Drive
San Diego, CA 92121
Attn: Legal Department
(858) 200-0200

If to the Distributor:	RGH Enterprise, Inc
1810 Summit Commerce Park
Twinsburg, Ohio 44087
Attn: Jeff Kekic

DexCom Confidential

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with a copy to:

Attn: General Counsel

16.2	Assignment. The Distributor may not assign this Agreement in whole or in part.

16.3	Force Majeure. If either party to this Agreement is delayed or prevented from fulfilling any of its obligations under this Agreement (other than an obligation to pay money) by an event of force majeure, said party shall not be liable under this Agreement for said delay or failure. “Force Majeure” shall mean any cause beyond the reasonable control of a party including, but not limited to, acts of God, vandalism, wars, terrorism, civil unrest, blockades, strikes, lightning, fires, floods, explosions, hurricanes, and other causes not within the control of the party claiming a force majeure situation. The party claiming an event of force majeure shall promptly notify the other party by providing written notice of the reason for the delay, the anticipated length of time and alternate proposals, if any, which the party wishes to make to alleviate any difficulties or hardships which may be suffered as a result of the delay. The notification shall be by telephonic communications, confirmed by letter sent in accordance with Section 16. Neither party to this Agreement shall be deemed to be in default by reason of delay or failure due to force majeure.

16.4	Waiver. A waiver by either party of a breach or failure to perform shall not constitute a waiver of any subsequent breach or failure.

16.5	Severability. In the event that any provision of this Agreement is for any reason held to be invalid or unenforceable or contrary to public policy, such provision shall be treated as severable, leaving valid the remainder of this Agreement.

16.6	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original document, but all of which together shall constitute only one Agreement.

16.7	Applicable Law and Jurisdiction. This Agreement shall be governed by the laws of the State of California without regard to such State’s conflict of laws principles applicable to contracts made and performed wholly with in such State.

16.8	Authorization. Each of the persons executing this Agreement on behalf of a corporation or other legal entity personally warrants and represents that s/he has the requisite and necessary approval and authority to execute this Agreement on behalf of the corporation or other legal entity on whose behalf that person signed.

16.9	Entire Agreement. This Agreement, including amendment(s) if any, together with the Schedules identified herein, constitutes the complete understanding of the parties and supersedes any and all other agreements, ether oral or written, between the parties with respect to the subject matter hereof and no other agreement, statement or promise relating to the subject matter of this Agreement which is not contained herein shall be valid or binding.

DexCom Confidential

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IN WITNESS WHEREOF, authorized representatives of the Parties have executed this Agreement as of date first set out above.

Signed by:	/s/ Jess Roper
Jess Roper
Title:	Vice President and Chief Financial Officer

for and on behalf of

DexCom, Inc.

Signed by:	/s/ Jeff Kekic
Title:

for and on behalf of
RGH Enterprises, Inc.

DexCom Confidential

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SCHEDULE 1

The Products and the Prices

Products – SEVEN

Product	Description	[*****]	[*****]	[*****]
[*****]	SEVEN System Kit	[*****]	[*****]	[*****]

[*****]	SEVEN Sensors (package of four (4))	[*****]	[*****]	[*****]

[*****]

DexCom Confidential

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SCHEDULE 2

Ordering Methods

Ordering: (see note below)

Order merchandise by PRODUCT REORDER NUMBER.

Phone Orders:

Call Customer Service toll free at 1-877-339-2664 from 6:00 AM to 5:00 PM, Pacific time. Orders requiring overnight delivery must be placed by 12:00 PM Pacific time.

Fax Orders:

Fax to Customer Service, 1-877-633-9266. Orders requiring overnight delivery must be placed by 12:00 PM Pacific time.

E-mail Orders:

Email to CustomerService@dexcom.com

Attach your purchase order form and utilize the following format when ordering via e-mail.

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DexCom Confidential

***** CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS

SCHEDULE 3

Sales Tracing Report Format

Tracing Reports should be in the following format:

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DexCom Confidential